Exhibit 99.2

FINANCIAL STATEMENTS

NAUTIC STAR, LLC & SUBSIDIARY

Amory, Mississippi

Years Ended December 31, 2015 and 2014

Franks, Franks, Jarrell & Wilemon, P.A.

Certified Public Accountants

NAUTIC STAR, LLC & SUBSIDIARY

TABLE OF CONTENTS

INDEPENDENT AUDITORS’ REPORT	2

FINANCIAL STATEMENTS:

Consolidated Balance Sheets	4

Consolidated Statements of Income & Members’ Equity	5

Consolidated Statements of Cash Flows	6

Consolidated Notes to the Financial Statements	7

SUPPLEMENTAL INFORMATION:

Consolidated Schedule of Selling, General, and Administrative Expenses	11

Consolidating Balance Sheets	12

Consolidating Statements of Income & Members’ Equity	13

Consolidating Statements of Cash Flows	14

Consolidating Schedules of Selling, General, and Administrative Expenses	15

P.O. Box 731 Tupelo, MS 38802 (662) 844-5226	Partners Gary Franks, CPA Greg Jarrell, CPA Bryon Wilemon, CPA Jonathan Hagood, CPA Rudolph Franks, CPA (emeritus)
P.O. Box 355 Fulton, MS 38843 (662) 862-4967

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Partners of

Nautic Star, LLC. & Subsidiary

Amory, Mississippi

We have audited the accompanying consolidated financial statements of Nautic Star, LLC., (a Mississippi Limited Liability Company) and subsidiary, which comprise the consolidated balance sheets as of December 31, 2015 and 2014. and the related consolidated statements of income and members’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nautic Star, LLC., and subsidiary as of December 31, 2015 and 2014, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Report on Consolidating and Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The consolidating information on pages 12-15 are presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations, and cash flows of the individual companies, and it is not a required part of the consolidated financial statements. The supplementary schedule on page 11 is presented for purposes of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The consolidating information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the consolidating information is fairly stated in all material respects in relation to the consolidated financial statements as a whole.

/s/ Franks, Franks, Jarrell & Wilemon, P.A.

Franks, Franks, Jarrell & Wilemon, P.A.
Fulton, Mississippi
September 19, 2017

NAUTIC STAR, LLC & SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

December 31, 2015 and 2014

	2015	2014
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$4,703,205	$3,617,139
Accounts receivable - net	237,539	131,185
Other receivables	61,773	—
Inventories	3,348,965	3,637,735
Prepaid expenses	158,746	164,558

Total current assets	8,510,228	7,550,617

PROPERTY, PLANT, AND EQUIPMENT	5,940,706	4,809,540
Less: Accumulated depreciation	(2,809,069)	(2,416,416)

Total property, plant & equipment	3,131,637	2,393,124

OTHER ASSETS
Bond issuance costs, net of accum. amort. of $10,038 and $9,235	2,007	2,810
Refundable deposits	1,111	1,111
Investment in association	5,000	5,000

Total other assets	8,118	8,921

TOTAL ASSETS	$11,649,983	$9,952,662

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable - trade	$1,115,612	$1,571,949
Accrued warranty reserve	1,722,783	1,453,650
Other accrued expenses	518,935	297,926

Total current liabilities	3,357,330	3,323,525

MEMBERS’ EQUITY	8,292,653	6,629,137

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$11,649,983	$9,952,662

See accompanying notes to the consolidated financial statements.

NAUTIC STAR, LLC & SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME AND MEMBERS’ EQUITY

For the Years Ended December 31, 2015 and 2014

	2015	2014
REVENUE

Net sales	$56,523,508	$45,054,763

Less: Cost of sales	46,975,616	37,492,612

GROSS PROFIT	9,547,892	7,562,151

Less: Selling, general and administrative expenses	3,701,152	2,932,723

INCOME FROM OPERATIONS	5,846,740	4,629,428

OTHER (INCOME)/EXPENSES
Lease income	—	5,352
Other income (expenses)	10,069	57,965
Gain (Loss) on disposal of assets	—	48,464

Total other income (expenses)	10,069	111,781

NET INCOME	5,856,809	4,741,209

Members’ equity at beginning of year	6,629,137	6,146,671

Member distributions	(4,193,293)	(4,258,743)

Members’ equity at end of year	$8,292,653	$6,629,137

See accompanying notes to the consolidated financial statements.

NAUTIC STAR, LLC & SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2015 and 2014

	2015	2014

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$5,856,809	$4,741,209
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and Amortization	393,456	301,168
(Gain)Loss from sale of assets	—	(48,464)
(Increase) decrease in:
Accounts receivable	(106,354)	(2,466)
Other receivable	(61,773)	—
Inventories	288,770	5,004
Prepaid expenses	5,812	(4,839)
Increase (decrease) in:
Accounts payable	(456,337)	348,644
Accrued expenses	490,144	131,463
Refundable deposits	—	599
Deferred lease income	—	(1,319)

Net cash provided by (used in) operating activities	6,410,527	5,470,999

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of assets	—	136,300
Purchases of interests in associated companies	—	(5,000)
Purchases of property, plant and equipment	(1,131,168)	(990,900)

Net cash provided by (used in) investing activities	(1,131,168)	(859,600)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to members	(4,193,293)	(4,258,743)

Net cash provided by (used in) financing activities	(4,193,293)	(4,258,743)

INCREASE (DECREASE) IN CASH	1,086,066	352,656

CASH AT BEGINNING OF YEAR	3,617,139	3,264,483

CASH AT END OF YEAR	$4,703,205	$3,617,139

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$—	$913

See accompanying notes to the consolidated financial statements.

NAUTIC STAR, LLC & SUBSIDIARY

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

December 31, 2015 and 2014

NOTE 1 - SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Operations — Nautic Star, LLC. (The Company) is engaged primarily in the manufacture, distribution and sale of recreational boats, engines and parts. The Company sells its products to retail dealers throughout the United States.

Basis of Consolidation — The consolidated financial statements include the accounts Navigator Marine, LLC., a wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

Revenue Recognition - The Company’s revenue is derived primarily from the sale of boats, marine parts and accessories. Revenue is recognized in accordance with the terms of the sale, primarily upon shipment to customers, once the sales price is determinable and collectability is reasonably assured.

Dealer Incentives - The Company offers discounts and sales incentives that include retail promotions, rebates, and floor plan reimbursement costs that are recorded as reductions of revenues in net sales in the consolidated statements of operations. Dealer rebates and sales promotion incentives for the years ended December 31, 2015 and 2014 totaled $360,102 and $254,107, respectively.

Floor Plan Reimbursement Costs - The Company participates in various programs whereby it agrees to reimburse its dealers certain floor plan interest costs incurred by such dealers. Such costs are included as a reduction in net sales in the consolidated statements of operations and for the year ended December 31, 2015 and 2014 totaled $57,785 and 28,256, respectively.

Cash and Cash Equivalents - The Company considers all highly liquid investments with a maturity of three months or less, when purchased, to be “cash equivalent”.

Receivables — The Company carries its accounts receivable at cost less an allowance for doubtful accounts. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on a history of past write-offs and collections and current credit conditions. The Company’s policy is not to accrue interest on accounts receivable. Accounts are written off as uncollectible at the time management determines that collection is unlikely. As of December 31, 2015 or 2014 the allowance account had a balance of $0 and $0, respectively.

Inventories - Inventories are stated at the lower of cost (determined on a first-in, first-out basis) or market and include material, labor and factory overhead. Inventories were as follows at year end:

	2015	2014
Raw materials and supplies	$1,479,550	$1,371,402
Work in process - boats	683,467	603,080
Finished goods - boats	132,591	120,609
Engines	843,747	1,416,853
Finished goods - trailers	15,461	32,502
In-Transit Inventory	194,149	93,289

Total	$3,348,965	$3,637,735

NAUTIC STAR, LLC & SUBSIDIARY

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

December 31, 2015 and 2014

NOTE 1 - SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES - continued

Property. Plant and Equipment - Property, Plant and Equipment is stated at cost. Property, plant and equipment is depreciated over the estimated useful lives of the related assets using primarily the straight-line method. Depreciation expense for the years ended December 31, 2015 and 2014 was $393,456 and $301,168, respectively. Total fixed assets at December 31, 2015 and 2014 were as follows:

	2015	2014
Buildings	$1,454,523	$1,368,594
Building improvements	904,093	325,969
Autos and trucks	105,388	105,388
Fixtures and equipment	945,995	777,362
Molds	2,530,707	2,232,227

Total	$5,940,706	$4,809,540

Maintenance, repairs, and renewals, which neither materially add to the value of the property nor appreciably prolong its life are charged to expense as incurred. Gains and losses on dispositions of property and equipment are included in income.

Investments in Associations — The Company owns 100 shares in a material purchasing association. The investment in this association is recorded at cost.

Income Taxes — Nautic Star, LLC is treated as a partnership for income tax purposes and as such, each member is taxed separately on their distributive share of the Company’s income whether or not that income is actually distributed. Navigator Marine, LLC is considered a disregarded entity for income tax purposes and its net activity will be reported on Nautic Star, LLC’s income tax returns.

Reserve for Warranty Obligations - The Company offers warranties on the sale of certain products for a period of up to 10 years and records an accrual for the estimated future claims. Such accruals are based upon historical experience and management’s estimates of the level of future claims, and are subject to adjustment as actual claims are determined or as changes in the obligations become reasonably estimable. At December 31, 2015 and 2014, reserves in the amount of $1,722,783 and $1,453,650 have been established, respectively.

Freight Costs - The Company includes freight costs in costs of goods sold. Total freight and shipping costs included in costs of goods sold for the years ended December 31, 2015 and 2014 was $1,557,885 and $1,264,317, respectively.

Advertising Costs - The Company expenses all advertising costs in the period in which they are incurred. Advertising expense was $11,292 and $135,283 for the years ended December 31, 2015 and 2014, respectively,

Subsequent Events - Management has evaluated subsequent events through September 19, 2017, the date on which the financial statements were available to be issued.

NOTE 2 - PENSION PLAN

The Company has established a 401(k) plan. All employees over the age of 18 and with six months of service are eligible to participate. The Company may make discretionary payments as well as discretionary matching of employees’ contributions. Employees may elect to defer amounts according to the maximum allowed under Federal guidelines. For the years ended December 31, 2015 and 2014, discretionary matching contributions were $29,101 and $30,421, respectively.

NAUTIC STAR, LLC & SUBSIDIARY

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

December 31, 2015 and 2014

NOTE 3 - CONCENTRATION OF CREDIT RISK

The Company maintains deposits that at times excess of federally insured limits. The risk associated with these uninsured funds is managed by maintaining all deposits in high quality financial institutions. At December 31, 2015 and 2014, deposits in excess of federally insured limits totaled $4,751,151 and $3,477,475, respectively.

The Company extends credit to its customers, a significant portion of which are in the recreational boat industry throughout the United States.

NOTE 4- USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates relate to reserved warranty obligations (Note 1 and Note 9) and repurchase commitments (Note 8). These estimates may be adjusted as more current information becomes available, and any adjustment could be significant.

NOTE 5 - FAIR VALUES OF FINANCIAL INSTRUMENTS

The Fair Value Measurements and Disclosures Topic of the FASB Accounting Standards Codification (FASB ASC 825-10), requires disclosures about the fair value for all financial instruments, whether or not recognized, for financial statement purposes. Disclosures about fair value of financial instruments are based on pertinent information available to management as of December 31, 2015 and 2014. Accordingly, the estimates presented in these statements are not necessarily indicative of the amounts that could be realized on the financial instruments.

Management has estimated the fair values of cash, receivables, accounts payable, accrued expenses and short-term borrowings to be approximately their respective carrying values reported on these statements because of their short maturities.

NOTE 6 — ACCOUNTS RECEIVABLE

Accounts receivable at December 31, 2015 and 2014 consisted of the following:

	2015	2014
Trade accounts receivable	$226,142	$122,266
Accounts receivable-other	61,773	0
Due from employees	11,397	8,919
	299,312	131,185
Less: Receivable from consolidated entity	0	0
Less: Allowance for doubtful accounts	0	0

Total	$299,312	$131,185

NAUTIC STAR, LLC & SUBSIDIARY

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

December 31, 2015 and 2014

NOTE 7 — CONCENTRATIONS

Total sales for the years ended December 31, 2015 and 2014 included sales to one major customer that accounted for 15% and 13% of the total consolidated net sales, respectively. This customer accounted for 0% and 0% of the consolidated net accounts receivable at December 31, 2015 and 2014, respectively.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

The Company is party to floor plan repurchase agreements with several financial institutions. These agreements call for the repurchase of unsold inventory by the Company under certain circumstances outlined in the agreements. In the event that repurchase is deemed necessary, the new, unsold merchandise would be purchased by the Company for the amount due to the financial institutions. Normally, the amount due to the financial institutions would be the principal balance outstanding reduced by offsets for damages or misuse. The Company would then reacquire the merchandise and sell the merchandise through its normal distribution channels. The reserve for losses on potential repurchase commitments was $0 and $0 for the years ended December 31, 2015 and 2014, respectively.

NOTE 9 — WARRANTY RESERVE

The following summarizes the changes in the Company’s aggregate liability under product warranties:

	2015	2014

Balance at beginning of period	$1,453,650	$1,293,208
Warranties accrued during the year	613,724	449,332
Settlements made during the period	(344,591)	(288,890)
Changes in adjustments, including expirations	0	0

Balance at end of period	$1,722,783	$1,453,650

NOTE 10 — RELATED PARTY TRANSACTIONS

The Company utilizes the services of Star Printing, Inc., whose sole shareholder is a 40% equity member of the Company.

Related party balances at December 31, 2015 and 2014 are as follows:

	2015	2014

Services and equipment purchased	$148,689	$128,160
Accounts payable	$0	$0

SUPPLEMENTAL SCHEDULES

NAUTIC STAR, LLC & SUBSIDIARY

CONSOLIDATED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

For the Years Ended December 31, 2015 and 2014

	2015	2014
Accounting & legal	$100,969	$81,363
Advertising and promotional	11,292	135,283
Automobile	34,333	33,813
Bank charges	371	86
Computer support	59,619	26,333
Consulting	700	—
Contributions	395	4,046
Depreciation	7,528	34,336
Dues & subscriptions	49,573	35,193
Employee relations	79,578	51,497
Insurance - other	150,048	103,049
Interest	—	913
Meals & entertainment	9,645	6,290
Miscellaneous	7,366	4,909
Office supplies	66,287	48,094
Payroll taxes	77,655	60,630
Pension plan expense	9,850	11,714
Postage	4,344	3,684
Research and development	204,635	166,680
Rent - equipment	8,615	5,871
Repairs and maintenance	264,775	166,468
Safety & security	35,128	12,355
Salaries - office & management	1,117,567	842,714
Sales commissions	1,180,159	971,571
Taxes & licenses	163,193	81,931
Telephone	15,616	9,840
Travel	24,175	22,255
Uniforms	17,736	11,805

Total	$3,701,152	$2,932,723

NAUTIC STAR, LLC & SUBSIDIARY

CONSOLIDATING BALANCE SHEETS

December 31, 2015 and 2014

	2015				2014
	Nautic Star,	Navigator	Consolidating		Nautic Star,	Navigator	Consolidating
	LLC	Marine, LLC	Entries	Totals	LLC	Marine, LLC	Entries	Totals
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$4,702,153	$1,052	$—	$4,703,205	$3,406,087	$211,052	$—	$3,617,139
Accounts receivable - net	237,539	—	—	237,539	131,185	—	—	131,185
Other receivables	61,773	—	—	61,773	—	—	—	—
Inventories	3,348,965	—	—	3,348,965	3,637,735	—	—	3,637,735
Prepaid expenses	158,746	—	—	158,746	164,558	—	—	164,558

Total current assets	8,509,176	1,052	—	8,510,228	7,339,565	211,052	—	7,550,617

PROPERTY, PLANT, AND EQUIPMENT	5,940,706	—	—	5,940,706	4,809,540	—	—	4,809,540
Less: Accumulated depreciation	(2,809,069)	—	—	(2,809,069)	(2,416,416)	—	—	(2,416,416)

Total property, plant & equipment	3,131,637	—	—	3,131,637	2,393,124	—	—	2,393,124

OTHER ASSETS
Bond issuance costs, net of accum. amort. of $10,038 and $9,235	2,007	—	—	2,007	2,810	—	—	2,810
Refundable deposits	1,111	—	—	1,111	1,111	—	—	1,111
Investment in association	5,000	—	—	5,000	5,000	—	—	5,000

Total other assets	8,118	—	—	8,118	8,921	—	—	8,921

TOTAL ASSETS	$11,648,931	$1,052	$—	$11,649,983	$9,741,610	$211,052	$—	$9,952,662

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable - trade	$1,115,612	$—	$—	$1,115,612	$1,571,949	$—	$—	$1,571,949
Accrued warranty reserve	1,722,783	—	—	1,722,783	1,453,650	—	—	1,453,650
Other accrued expenses	518,935	—	—	518,935	297,926	—	—	297,926

Total current liabilities	3,357,330	—	—	3,357,330	3,323,525	—	—	3,323,525

MEMBERS’ EQUITY	8,291,601	1,052	—	8,292,653	6,418,085	211,052	—	6,629,137

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$11,648,931	$1,052	$—	$11,649,983	$9,741,610	$211,052	$—	$9,952,662

NAUTIC STAR, LLC & SUBSIDIARY

CONSOLIDATING STATEMENTS OF INCOME AND MEMBERS’ EQUITY

For the Years Ended December 31, 2015 and 2014

	2015				2014
	Nautic Star,	Navigator	Consolidating		Nautic Star,	Navigator	Consolidating
	LLC	Marine, LLC	Entries	Totals	LLC	Marine, LLC	Entries	Totals
REVENUE
Net sales	$56,523,508	$—	$—	$56,523,508	$45,054,763	$—	$—	$45,054,763
Less: Cost of sales	46,975,616	—	—	46,975,616	37,492,612	—	—	37,492,612
GROSS PROFIT	9,547,892	—	—	9,547,892	7,562,151	—	—	7,562,151

Less: Selling, general and administrative expenses	3,701,152	—	—	3,701,152	2,909,030	35,387	(11,694)	2,932,723

INCOME FROM OPERATIONS	5,846,740	—	—	5,846,740	4,653,121	(35,387)	11,694	4,629,428

Lease income	—	—	—	—	—	5,352	—	5,352
Other income (expenses)	10,069	—	—	10,069	57,965	—	—	57,965
Gain (Loss) on disposal of assets	—	—	—	—	—	9,042	39,422	48,464

Total other income (expenses)	10,069	—	—	10,069	57,965	14,394	39,422	111,781

NET INCOME	5,856,809	—	—	5,856,809	4,711,086	(20,993)	51,116	4,741,209

Members’ equity at beginning of year	6,418,085	211,052	—	6,629,137	5,965,742	232,045	(51,116)	6,146,671

Capital Contributions	—	—	—	—	—	—	—	—

Member distributions	(3,983,293)	(210,000)	—	(4,193,293)	(4,258,743)	—	—	(4,258,743)

Members’ equity at end of year	$8,291,601	$1,052	$—	$8,292,653	$6,418,085	$211,052	$—	$6,629,137

NAUTIC STAR, LLC & SUBSIDIARY

CONSOLIDATING STATEMENTS OF CASH FLOWS

For the Years Ended December 31,2015 and 2014

	2015				2014
	Nautic Star,	Navigator	Consolidating		Nautic Star,	Navigator	Consolidating
	LLC	Marine, LLC	Entries	Totals	LLC	Marine, LLC	Entries	Totals
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$5,856,809	$—	$—	$5,856,809	$4,711,086	$(20,993)	$51,116	$4,741,209
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and Amortization	393,456	—	—	393,456	274,836	38,026	(11,694)	301,168
(Gain) loss from sale of assets	—	—	—	—	—	(9,042)	(39,422)	(48,464)
(Increase) decrease in:
Accounts receivable	(106,354)	—	—	(106,354)	(3,535)	1,069	—	(2,466)
Other receivable	(61,773)	—	—	(61,773)	—	—	—	—
Inventories	288,770	—	—	288,770	5,004	—	—	5,004
Prepaid expenses	5,812	—	—	5,812	(4,839)	—	—	(4,839)
Increase (decrease) in:
Accounts payable	(456,337)	—	—	(456,337)	349,144	(500)	—	348,644
Accrued expenses	490,144	—	—	490,144	135,063	(3,600)	—	131,463
Refundable deposits	—	—	—	—	599	—	—	599
Deferred lease income	—	—	—	—	—	(1,319)	—	(1,319)

Net cash provided by (used in) operating activities	6,410,527	—	—	6,410,527	5,467,358	3,641	—	5,470,999

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of assets	—	—	—	—	—	136,300	—	136,300
Purchases of interests in associated companies	—	—	—	—	(5,000)	—	—	(5,000)
Purchases of property, plant and equipment	(1,131,168)	—	—	(1,131,168)	(990,900)	—	—	(990,900)

Net cash provided by (used in) investing activities	(1,131,168)	—	—	(1,131,168)	(995,900)	136,300	—	(859,600)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to members	(3,983,293)	(210,000)	—	(4,193,293)	(4,258,743)	—	—	(4,258,743)

Net cash provided by (used in) financing activities	(3,983,293)	(210,000)	—	(4,193,293)	(4,258,743)	—	—	(4,258,743)

INCREASE (DECREASE) IN CASH	1,296,066	(210,000)	—	1,086,066	212,715	139,941	—	352,656

CASH AT BEGINNING OF YEAR	3,406,087	211,052	—	3,617,139	3,193,372	71,111	—	3,264,483

CASH AT END OF YEAR	$4,702,153	$1,052	$—	$4,703,205	$3,406,087	$211,052	$—	$3,617,139

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Cash paid during the year for:
Interest	$—	$—	$—	$—	$913	$—	$—	$913

NAUTIC STAR, LLC & SUBSIDIARY

CONSOLIDATING SCHEDULE OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

For the Years Ended December 31, 2015 and 2014

	2015				2014
	Nautic Star,	Navigator	Consolidating		Nautic Star,	Navigator	Consolidating
	LLC	Marine, LLC	Entries	Totals	LLC	Marine, LLC	Entries	Totals
Accounting & legal	$100,969	$—	$—	$100,969	$81,363	$—	$—	$81,363
Advertising and promotional	11,292	—	—	11,292	135,283	—	—	135,283
Automobile	34,333	—	—	34,333	33,813	—	—	33,813
Bank charges	371	—	—	371	86	—	—	86
Computer support	59,619	—	—	59,619	26,333	—	—	26,333
Consulting	700			700	—			—
Contributions	395	—	—	395	4,046	—	—	4,046
Depreciation	7,528	—	—	7,528	8,004	38,026	(11,694)	34,336
Dues & subscriptions	49,573	—	—	49,573	35,193	—	—	35,193
Employee relations	79,578	—	—	79,578	51,497	—	—	51,497
Insurance - other	150,048	—	—	150,048	103,049	—	—	103,049
Interest	—	—	—	—	913	—	—	913
Meals & entertainment	9,645	—	—	9,645	6,290	—	—	6,290
Miscellaneous	7,366	—	—	7,366	6,843	(1,934)	—	4,909
Office supplies	66,287	—	—	66,287	48,094	—	—	48,094
Payroll taxes	77,655	—	—	77,655	60,630	—	—	60,630
Pension plan expense	9,850	—	—	9,850	11,714	—	—	11,714
Postage	4,344	—	—	4,344	3,684	—	—	3,684
Research and development	204,635	—	—	204,635	166,680	—	—	166,680
Rent - equipment	8,615	—	—	8,615	5,541	330	—	5,871
Repairs and maintenance	264,775	—	—	264,775	166,468	—	—	166,468
Safety & security	35,128	—	—	35,128	12,355	—	—	12,355
Salaries - office & management	1,117,567	—	—	1,117,567	842,714	—	—	842,714
Sales commissions	1,180,159	—	—	1,180,159	970,631	940	—	971,571
Taxes & licenses	163,193	—	—	163,193	83,906	(1,975)	—	81,931
Telephone & utilities	15,616	—	—	15,616	9,840	—	—	9,840
Travel	24,175	—	—	24,175	22,255	—	—	22,255
Uniforms	17,736	—	—	17,736	11,805	—	—	11,805
Total	$3,701,152	$—	$—	$3,701,152	$2,909,030	$35,387	$(11,694)	$2,932,723